UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 04, 2025

HECLA MINING CO/DE/

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive Suite 200
Coeur D'Alene, Idaho		83815-9408
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (208) 769-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2025, Hecla Mining Company (the “Company”) issued a news release announcing the Company’s second quarter 2025 operating and financial results. The news release is attached hereto as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any of the Company’s filings or other documents filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On August 6, 2025, the Company announced it would pay a dividend on its shares of common stock in the amount of $0.00375, to shareholders of record as of August 22, 2025, payable on or about September 4, 2025. In addition to the common stock dividend, the Company also announced it declared a dividend of $0.875 on its Series B Cumulative Convertible Preferred Stock to shareholders of record as of September 15, 2025, payable on or about October 3, 2025.

On August 4, 2025, the Company issued a news release announcing it had delivered a notice of partial redemption of the Company’s 7.25% Senior Notes due 2028 (the “Notes”). The Company will, subject to the condition precedent described below, redeem up to an aggregate of $212,000,000 outstanding aggregate principal amount of the Notes on August 19, 2025 (the “Redemption Date”), and the redemption will be effected on a pro rata basis. The redemption price will be equal to 101.813% of the principal amount of the Notes redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date. The redemption of the Notes is subject to the condition precedent that the Company has liquidated the deposits held in various investments representing the proceeds received in connection with the “at-the-market” equity offering undertaken by the Company in June and July 2025 referred to in the prospectus supplement that the Company filed with the U.S. Securities and Exchange Commission on February 14, 2025.

This Form 8-K does not constitute a notice of redemption of the Notes. There can be no assurances that the condition precedent to the redemption will be satisfied or that the redemption will occur.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News Release, dated August 6, 2025.*

104	Cover Page Interactive Data File (formatted as Inline XBRL).
* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hecla Mining Company

Date:	August 6, 2025	By:	/s/ David C. Sienko
David C. Sienko Sr. Vice President & General Counsel